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                                                                EXECUTION COPY



                   ASSIGNMENT AGREEMENT dated as of June 24, 1997, between ARM
             FINANCIAL GROUP, INC., a Delaware corporation (the "BORROWER"), Integrity Holdings, Inc., a Delaware corporation ("HOLDINGS" and together with the Borrower, the "ASSIGNORS") and THE CHASE MANHATTAN BANK, a New York banking corporation ("CHASE MANHATTAN"), as representative for the Secured Parties (as defined herein) (in such capacity, the "REPRESENTATIVE").

        Reference is made to the Credit Agreement dated as of June 24, 1997
(as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the financial institutions party thereto as lenders (the "LENDERS") and Chase Manhattan, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"). The Lenders have agreed to extend credit to the Borrower pursuant to, and subject to the terms and conditions specified in, the Credit Agreement. The obligations of the Lenders to extend credit under the Credit Agreement are conditioned upon, among other things, the execution and delivery by the Assignors of and the consent of certain parties to, an assignment agreement in the form hereof to secure (a) the due and punctual payment by the Borrower of (i) the principal of and interest on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations of the Borrower to the Secured Parties under the Credit Agreement and the other Loan Documents to which the Borrower is a party, (b) the due and punctual performance of all other obligations of the Borrower under the Credit Agreement and the other Loan Documents to which the Borrower is a party, (c) the due and punctual payment by the Borrower of all obligations in respect of all Permitted Swaps that provide, in the respective instruments creating such Permitted Swaps, that such Permitted Swaps are to be secured pursuant hereto (each such Permitted Swap being referred to herein as a "PERMITTED SECURED SWAP") and (d) the due and punctual performance of all Obligations under the Guarantee Agreement (all the foregoing obligations being collectively called the "OBLIGATIONS").

     Accordingly, the Assignors and the Representative hereby agree as follows:

ARTICLE I. DEFINITIONS

     SECTION 1. TERMS DEFINED IN THE CREDIT AGREEMENT. Terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

     SECTION 2. ASSIGNMENT. As security for the payment or performance, as the case may be, of the Obligations, each Assignor hereby assigns and grants a security interest in all of its right, title and interest, claims and remedies and all other benefits in, to and under all tax sharing agreements between the Borrower and the Subsidiaries and all management agreements between the Borrower and the Subsidiaries (together, the "ASSIGNED AGREEMENTS"). The foregoing assignment shall include (a) any and all rights of such Assignor to receive and demand payments under any and all Assigned Agreements, (b) any and all rights of such Assignor to receive and compel performance under any and all Assigned Agreements and (c) any and all rights, interests and claims of such Assignor now existing or hereinafter arising under any and all Assigned Agreements.

     SECTION 3. NO ASSUMPTION OF LIABILITY. The assignment and security interest granted herein is granted as security only and shall not subject the Representative or any of (a) the Lenders party to the Credit Agreement, (b) the Administrative Agent in its capacity under each Loan Document, (c) the beneficiaries of any indemnification obligation undertaken by any Pledgor or Grantor under any Loan Document, (d) the successors and assigns of the foregoing or (e) the Lenders in their respective capacities as counterparties in respect of any Permitted Secured Swaps (collectively, the "SECURED PARTIES") to, or in any way alter or modify, any obligation or liability of any Assignor with respect to or arising out of any of the Assigned Agreements.

     SECTION 4. ACTIONS PRIOR TO AN EVENT OF DEFAULT. Unless and until the Representative shall have notified the Borrower that an Event of Default shall have occurred and be continuing, each Assignor may perform its respective obligations under the Assigned Agreements and may take any other actions in respect of such Assigned Agreement in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document.

     SECTION 5. GOVERNING LAW. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. COUNTERPARTS. This Assignment Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Assignment Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment Agreement.


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     SECTION 7. EFFECTIVENESS. This Assignment Agreement shall not be effective until each of Integrity, National Integrity and National Mutual of Australasia shall have given written consent to the assignment of the Assigned Agreements to which it is a party.

     SECTION 8. TERMINATION. This Assignment Agreement and the security interests granted hereby shall terminate when the principal of and interest on all the Loans shall have been indefeasibly paid in full, the Commitments shall have been terminated and (if due and payable on the first date that the principal of and interest on all Loans have been paid in full and the Commitments have been terminated) all Fees, expenses and other amounts payable under any Loan Document shall have been paid.


     IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment Agreement as of the day and year first above written.


                                 ARM FINANCIAL GROUP, INC.,

                                  by
                                  -------------------------------
                                   Name:
                                   Title:


                                  by
                                  -------------------------------
                                   Name:
                                   Title:

                                 INTEGRITY HOLDINGS, INC.,

                                  by
                                  -------------------------------
                                   Name:
                                   Title:


                                 THE CHASE MANHATTAN BANK, as representative for the Secured Parties,

                                  by
                                  -------------------------------
                                   Name:
                                   Title:

Consented to by:

INTEGRITY LIFE
INSURANCE COMPANY,

 by
 ----------------------------
  Name:
  Title:


NATIONAL INTEGRITY
LIFE INSURANCE COMPANY,

 by
 ----------------------------
  Name:
  Title: